Exhibit 99.1

Mobile Security For a Mobile World ® Gino Pereira Chief Executive, NXT - ID Inc.

Certain matters discussed in this presentation and management’s statements related thereto contain forward - looking statements that involve material risks to and uncertainties in our business that may cause actual results to differ materially from those anticipated by the statements made herein . Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications and maintain such licenses necessary to develop products ; the availability of financing ; our ability to implement our long range business plan for various applications of our technology ; our ability to enter into agreements with any marketing and/or distribution partners ; the impact of competition ; the obtaining and maintenance of any necessary regulatory clearances applicable to applications of our technology ; and management of growth and other risks and uncertainties that may be detailed from time to time in our reports filed with the Securities and Exchange Commission . This presentation does not purport to be an analysis of the Company's financial position . This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Any such offer may only be made pursuant to a registration statement or pursuant to any exemption from registration, if available . No general solicitation whatsoever is made or intended hereby . Cautionary Note Regarding Forward Looking Statements 2

Company Background 3 www.nxt - id.com • Founded in 2011 , NASDAQ listed in 2014 (NXTD) • Background in technology development for Government and Corporate • Extensive experience in : > Biometric Identity Verification > Security and Privacy > Encryption and Data Protection > Payments • Acquired LogicMark in July 2016 • Acquired FitPay in May 2017

• Payments • Encryption • Miniaturization • Low Power Sensor Development • Advanced Biometrics • Connected IoT Devices • Cloud Services www.nxt - id.com 4 Our Technology

Security for the Internet of Things (IoT) 5 Nxt - ID MobileBio Security Technologies Encryption & Payments Biometrics Security & Privacy Sensors & Miniaturization Security Authentication New IoT Applications Finance Smart Cards Smart Wallets Healthcare PERS Monitoring NXT - ID core of security technologies can be leveraged in multiple markets.

www.nxt - id.com *Report courtesy of BI Intelligence Apr 28, 2016 6 • Nearly $6 trillion will be spent on IoT solutions over the next five years. • By 2020 IoT devices will account for 24 billion, while smart phones & tablets will comprise 10 billion. • Ultra Low Power Technology • IoT can improve the bottom line of business by lowering operating costs, increasing productivity, and expanding to new markets or developing new product offerings. Market Opportunity Internet Of Things ( IoT ) & Connected Devices

Key Management Team

Gino M. Pereira, Chief Executive Officer

Mr. Pereira has over 30 years of executive, operational and financial experience with technology companies in the United States, Europe and the Far East. Earlier in his career, he served as a divisional Chief Financial Officer for Williams Holdings, plc., a large multi-national company. From 2004 to 2011 Mr. Pereira was Chief Financial Officer and later Chief Executive Officer of Technest Holdings Inc., a publicly traded defense contractor. At Technest, he successfully helped to negotiate the sale of its largest subsidiary to a private equity firm at a significant premium to the acquisition price 3 years earlier. Prior to that, Mr. Pereira helped to develop several technology start ups and has over 10 years experience in the financial and operational management of small cap public companies. He is a fellow of the Chartered Association of Certified Accountants in the UK and has an MBA from the Manchester Business School (UK) with a specialty in finance.

Michael Orlando, Chief Operating Officer , CEO FitPay

With 22 years of experience in the payment services industry, Michael joined NXT-ID on the merger with FitPay. Prior to founding FitPay, Michael served in numerous roles in payment, authentication, and software-as-a-service companies. As a global architect of the go-to-market initiatives, he has built sales and customer support engines that generated more than $300M in annual sales.
As Senior Vice President, Global Sales and Services at CyberSource, Michael oversaw all enterprise sales and professional services functions worldwide. During his tenure, Michael was responsible for driving revenue growth from $35M to $340M and establishing new international offices in Singapore, China, Brazil, Australia, and Dubai. In 2010, he served in a primary role in the acquisition of CyberSource by Visa Inc., guiding the business strategy, establishing the synergy rationale of the acquisition, and assisting with the negotiation and execution of the transaction, which resulted in a $2B purchase price.

Kevin O'Connor, President LogicMark

Mr. O'Connor is President Of LogicMark and has served in that capacity since January 2012.Prior to joining LogicMark, Kevin was with EZWatch as VicePresident of sales for 1 year following the acquisition of the company by Generation3 Capital. Kevin spent eighteen years with Honeywell International in regional sales and management positions including President of the First Alert Professional dealer program within the Honeywell Security business from 2002-2004 and Vice-President of global sales for Honeywell Security from 2004-2010. His career has been dedicated to industries and technology tailored to safety and security with an emphasis on detection and communication of emergency situations to first responders and professionally staffed call centers.

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Key Management Team

Vincent Miceli, Chief Financial Officer

Mr. Miceli has extensive experience in financial and operational management in both substantial private and public companies. Mr. Miceli was the Chief Financial Officer of Panolam Industries International, Inc from May 2006 to mid-December 2013. Prior to that, Mr. Miceli was the Chief Financial Officer of Opticare Health Systems, Inc. from 2004 to 2006. Mr. Miceli holds a BS in accounting from Quinnipiac College, an MBA from the University of Hartford. He is an affiliate member of both the AICPA and the CT Society of Certified Public Accountants.

David Tunnell, Chief Technology Officer

Mr. Tunnell is an expert in biometrics and cryptology and is the inventor of a variety of miniature technologies for remote distributed sensors. Mr. Tunnell has over 23 years of experience in developing high-technology solutions for the US Government. He was the divisional director of 3D identification products at Technest Holdings Inc., from 2003 to 2011. Prior to Technest, he served as an adjunct faculty teaching various advanced technology courses at the National Cryptologic School while working with various intelligence agencies and later at L3 Communications where he served as Director of Engineering. Mr. Tunnell earned a Masters in Technical Management (MSTM) from Johns Hopkins University and a BSEE from the University of Tennessee.

Scott Stevelink, Senior Vice-President –Engineering

Scott Stevelinck has over 15 years of software development and systems architecture. Scott's innovative talents have produced payment and security applications serving top enterprises in ecommerce, mobile payments, and secure transaction transport. He most recently served as Chief Technical Architect at Visa, Inc; managing the merchant-facing platform serving over 500,000 global merchants.
Prior to Visa, Scott was a Senior Solutions Architect at SGI, the trusted leader in high performance computing (HPC), focused on helping customers solve their most demanding business and technology challenges by delivering technical computing, Big Data.

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Advisory Board Members www.nxt - id.com Lawrence Flanagan Mr . Lawrence Flanagan is President and CEO of AARP Member Services since November 2014 and was formerly the Executive Dean at the University of New Haven College of Business . Flanagan is regarded as one of the most accomplished global marketing leaders in the country . Prior to his career in academia, he spent nearly three decades in corporate America as an executive at MasterCard Worldwide, the Procter & Gamble Company and L’Oreal USA . As the global chief marketing officer at MasterCard, he managed a $ 1 . 5 billion budget, directed marketing strategies in more than 50 countries and helped launch the company’s hugely successful, “Priceless” advertising campaign . He also established strategic partnerships with Major League Baseball, the PGA Tour and Champions League soccer in Europe and was part of the executive team that spearheaded MasterCard’s highly successful initial public offering in 2006 . Ken Moy Mr . Ken Moy, is director of Global Payments and Emerging Commerce at Subway . He was formerly senior vice president and Group Head of US Emerging Payments at MasterCard Worldwide . Moy has extensive experience in large - scale rollouts, partnerships, corporate development, strategic planning, business administration and product management . He launched MasterPass, the firm’s digital wallet solution and important pillar to overall strategy, achieving over 25 , 000 online merchants, and wallet distribution with over 20 financial institutions . He led an exclusive agreement with Google, Citibank and First Data to launch Google Wallet, the first commercially available mobile payment solutions . He also led an exclusive agreement with Intel for access to embedded technology in Intel PCs to deliver enhanced security and user experience for electronic ecommerce . Moy is Founder and President of Harvest Advisors LLC . 9 William Fields Mr . William Fields is a former President and CEO of Wal - Mart Retail Stores Division and Chief Executive Officer of Blockbuster Entertainment Group, a division of Viacom, Inc . During his 25 - year career with Wal - Mart, Mr . Fields held numerous senior executive positions within the organization, including Assistant to Wal - Mart Founder, Sam Walton ; Senior Vice President of Distribution and Transportation ; and Executive Vice President of Wal - Mart, Inc . culminating in the role of President and Chief Executive Officer of the Wal - Mart Retail Stores Division . Mr . Fields was responsible for over 2 , 000 stores and 300 , 000 employees, generating approximately $ 68 billion in annual revenues .

Independent Board Members

Robin Richards

Mr. Robin D. Richards is currently Chairman and Chief Executive Officer of CareerArc . He is a proven successful entrepreneur, visionary strategist and a co-founder of the company. Previously, his leadership has led Blackboard Connect (formerly The NTI Group) to be the number one provider of hosted, time-sensitive mass notification services focused on assisting government and civil leaders to communicate quickly and efficiently with their constituents using multi-modal technologies.

Honored as a Readers' Favorite in Inc. Magazine's 2007 Entrepreneur of the Year Award, Mr. Richards has also received Customer Interaction Solutions Magazine's Lifetime Achievement Award and the LAVA (Los Angeles Venture Association) Award for Best M&A. He is a member of several boards, including LASEC (Los Angeles Sports and Entertainment Commission), Morehouse College Board of Trustees, and the University of Southern California Marshall School of Business – Board of Leaders.

Prior to forming The NTI Group Inc., he served as the CEO of Vivendi Universal Net USA, an entity created to oversee the U.S. Internet-related companies owned by Vivendi Universal. Mr. Richards was also the founding president and chief operating officer as well as a director of MP3.com, Inc., the Internet's first and preeminent digital music provider that had the largest IPO for an independent Internet company at that time. He was the lead negotiator in the sale of MP3.com to Vivendi Universal.

Previous to MP3.com, Mr. Richards served as managing director of Tickets.com, Inc., an Internet ticketing service company that was sold to Advantix. He was the founder, president, and CEO of Lexi International, the largest tele-services and database management company in the United States by mid-1991 and appeared twice on the Inc. 500 Fastest Growing Companies list. The company was successfully sold to Thayer Capital.

Mr. Richards currently serves as president of the Chase Foundation. Mr. Richards holds a Bachelor of Science degree from Michigan State University and attended Whittier College School of Law.

John Bendheim

Mr. John Bendheim is known as a savvy philanthropist, entrepreneur and investor. Mr. Bendheim serves as the President of Bendheim Enterprises Inc. In addition, Mr. Bendheim serves as a Vice President at Leon Lowenstein Foundation, Inc. He founded Inland Homes in 1994 and has specialized in providing equity funding for real estate transactions. He served as the President of Benditel Incorporated from 1988 to 1994.

Mr. Bendheim's current board affiliations are as follows: Cedars Sinai Medical Center, USC Marshall Board of Leaders, Wallis Annenberg Center for the Performing Arts, Los Angeles Sports and Entertainment Commission, Beverly Hills Chamber of Commerce, American Fidelity Corporation, Evergreen Community School and the Beverly Hills Convention and Visitors Bureau.

Mr. Bendheim was awarded the 2008 Cedars Sinai Board of Governors Philanthropic Leadership Award for his endless contributions to the Community of Los Angeles and beyond. Mr Bendheim has a long history of community service and leadership. His outstanding contributions have improved the health and well-being of thousands of people in the Los Angeles Community.

Mr. Bendheim received his Bachelor of Science degree in Business Administration in 1975 and an MBA in 1976 from the University of Southern California.

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Independent Board Members www.nxt - id.com Major General David R. Gust, USA, Ret. General Gust presently does consulting work for his own company, David R . Gust & Associates, LLC . Between April 2007 and May 2009 , General Gust was the President of USfalcon, a privately - held company working with the U . S . Defense sector, primarily in information technology . Previously, General Gust had served as the Manager for Federal Telecommunications for Bechtel National, Inc . from November 2004 to March 2007 . Prior to that, he was the President and Chief Executive Officer of Technical and Management Services Corporation from 2000 to 2004 . General Gust retired from the United States Army in 2000 after completing a career of 34 years of service . General Officer assignments included the Program Executive Officer, Communications Systems (PEO - Comm Systems), Program Executive Officer, Intelligence, Electronic Warfare and Sensors (PEO - IEW&S) and at Army Materiel Command, as Deputy Chief of Staff for Research, Development and Acquisition (DCSRDA) . Michael J. D’Almada - Remedios, PhD Dr . Remedios is Chief Technology Officer of WorldVentures Holdings . Between January 2011 and September 2013 Dr . Remedios was Chief Information Officer for Arbonne International, a billion dollar global cosmetics company . From February 2009 to December 2010 he was a Vice - President at Expedia, Inc . and was responsible for all technologies, product development and technical operations for hotels . com . Prior to February 2009 Dr . Remedios was Chief Technology Officer for Realtor . com and Shopping . com, a subsidiary of eBay, Inc . At eBay he was a member of the eBay Inc . Technology Board for eBay, PayPal and Skype . Dr . Remedios was also CTO at software company, Swarm - Mobile . He has a PhD . In Computer Control and Fluid Dynamics from the University of Nottingham in England and a B . Sc . In Physics and Computer Science from Kings College, University of London in England . 11 Dan Sharkey Dan Sharkey was Executive Vice President of Business Development of ATMI, a publicly traded semi conductor company from 2007 to 2014 , and was responsible for expanding ATMI markets and long - term growth potential by identifying and delivering new strategic and product opportunities . Mr . Sharkey joined ATMI as Chief Financial Officer in April 1990 and continued in that position with the additional responsibilities as Treasurer and Secretary until 2007 . ATMI was sold to Entegris in 2014 for $ 1 . 15 billion . Before joining ATMI, Mr . Sharkey was Vice President of Finance for Adage, Inc . , a publicly traded computer graphics manufacturer, from 1987 - 1990 . From 1983 - 1987 , he was Corporate Controller for CGX Corporation a venture capital - backed, privately held computer graphics manufacturer that merged with Adage, Inc . in 1987 . From 1978 to 1983 , Mr . Sharkey worked as a Certified Public Accountant in the Boston office of KPMG Peat Marwick . Mr . Sharkey earned a Bachelor of Arts degree in Economics and Accounting from the College of the Holy Cross in Worcester, Massachusetts .

Payments

The Market Opportunity 12.7 Million Identity Fraud Victims $16 Billion Fraudulent Transactions Confidential/Not for distribution 13 2014

www.nxt - id.com 14 WorldVentures Marketing, LLC is the leading international direct seller of vacation club memberships and helps people achieve more fun, freedom and fulfillment by offering DreamTrips ™ memberships, which include premium vacations at reduced prices. WorldVentures is a privately held company based in Plano, Texas, with active Representatives and members in 28 countries There are currently over 500,000 DreamTrips Members, with tens of thousands of new members joining every month. The vision of WorldVentures ’ executive team is to make the smartcard available to every existing member and eventually, a general global consumer market. On December 31, 2015 World Ventures entered into a strategic alliance with Nxt - ID to produce a custom smartcard for World Ventures with unique features and Nxt - ID has received a purchase order for up to $15 million for the World Ventures Smartcard. We will have delivered approximately 40,000 cards by the end of March 2017 . PAYMENTS - Current Opportunity World Ventures Partnership

A Connected Card www.nxt - id.com 15 BLE Card communicates with any BLE enabled Smartphone using the companion app Traditional POS Terminal User’s can swipe or tap to pay using both NFC or WiMag

< 10% of Merchants ApplePay & AndroidPay 100% of Merchants Ref: Mark Hung, Gartner Research 100% of Merchants (Smaller Footprint) www.nxt - id.com 6 Payments - Future Pay Using Existing Technology

Changing Face of Mobile Payments Smart Phones Auto s Smartwatches Activity Trackers Smart Jewelry $7B Today $18B by 2021

18 FitPay is a technology platform that adds contactless payment capabilities to wearable devices — with very little start up time, no investment in software development and instant access to the leading card networks. FitPay integrates into manufacturers wearable and IoT devices, so their customers can use them to buy from more than 10 million merchants worldwide.

10M+ Worldwide Merchant Acceptance Locations Thousand s of Card Issuers from the Leading Payment Networks Established Ecosystem of Strategic Partners

Internet of Things ( IoT )

By 2016, there were nearly 100+ million wearables in use. By 2020, there will be 600 million wearables in use. Wearables Market 63% of wearable devices will be payment - enabled .

IoT • NXT is a development partner with Cisco so there are distribution opportunities • NXT has developed a hardware/software stack that can enable payments and NFC and Bluetooth communication for IoT devices • FitPay has certified solutions for deployment today. 22

Healthcare

LogicMark

- Industry leader in two-way voice communication through pendants
- Largest manufacturer of “non-monitored” products
- Lowest cost of ownership

- Eight consecutive years of topline growth since inception
- Gross margins of ~70% and EBITDA margins of ~35%
- 34 cents of free cash flow for every dollar of revenue


Favorable market dynamics
Differentiated product line
Robust new product development pipeline
Compelling growth opportunities

- Reputation as an “Innovator”
- Company has invested heavily in R&D over the past few years to bring products to market
- Product pipeline built out through 2017

- Continued runway in current channels CareTaker Sentry and Guardian Alert 911+ projected to significantly increase sales
- Potential game-changing opportunities in retail and international

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Healthcare - Future • Biometrics in healthcare are on the rise according to the most recent market forecasts. According to Grand View Research, a surge in demand for biometric identity management solutions for healthcare has emerged from increase in medical identity theft. • The increased digitization of healthcare that has resulted from the needs of the Affordable Care Act and other sector - wide accessibility initiatives has made medical records susceptible to hack attacks and large scale compromise. And what’s more, healthcare patient data, especially health insurance information, is among the most valuable identity - related information on the black market. 25

Technology

Biometric Systems www.nxt - id.com Access Control Improved access control applications for government, industry & commercial consumers, i.e. DHS, ATM machines Multi - Platform Our Biometric Voicematch system can run inside of a mobile app, website, or even a low power embedded device such as our Wocket Smart Wallet. No cloud connection required to authenticate. White Label & Enterprise Voicematch is available for full white label integration into any OS, application, or backend authentication service. 27

Patented and Protected www.nxt - id.com Pending Patents • Location and Identity Aware Loyalty and Payment System Suggestion System • Risk aware end - to - end multi - factor authentication system • Universal authentication and data exchange method • Personalized Payment Tokenization System • Alternative Payment Methods such as WiMag (Wireless Magnetic Stripe) • Voice directed payments • Behavior directed and authenticated payments 28

www.nxt - id.com 29 Authentication & Tokenization IP User Authenticates Themselves Server Analyzes Transaction Risk Tokenized Payment Is Generated POS Approves Transaction Mobile App Access Payment Processor Receives Payment Token

www.nxt - id.com 30 Restricted Levels of Access Patent Partial Partial access may be given allow for cases in which a biometric may not be present. Full Full access is only given when a set level for an authentication score is reached. None Access is denied when risk score does not match historical score or risk is too high

www.nxt - id.com 31 Collaborative Security Patent Location Match geo - location to known authorized locations Behavior Analyze behavior deviation and personalized historical patterns Biometrics Voice or facial recognition on physical check - in

Financial Performance

Building revenues 0 1000 2000 3000 4000 5000 6000 7000 8000 Q2 2016 Q3 2016 Q4 2016 Q1 2017 USD 000’s Quarterly Revenue 33

Nxt-ID, Inc. and Subsidiaries CONDENSED CONSOLIDATED BALANCE SHEETS March 31, 2017 December 31, 2016 (Unaudited) Assets Current Assets Cash $ 2,453,085 $ 3,299,679 Restricted cash 40,371 40,371 Accounts receivable 2,009,392 1,218,705 Inventory, net 5,220,781 5,341,500 Prepaid expenses and other current assets 2,131,466 1,347,627 Total Current Assets 13,218,128 11,247,882 Property and equipment: Equipment 176,997 175,537 Furniture and fixtures 79,062 79,062 Tooling and molds 581,881 581,881 837,940 836,480 Accumulated depreciation (500,934) (456,752) Property and equipment, net 337,006 379,728 Goodwill 15,479,662 15,479,662 Other intangible assets, net of amortization of $506,687 and $318,842, respectively 8,097,880 8,285,725 Other long-term assets 100,000 - Total Assets $ 35,869,643 $ 35,392,997 Liabilities and Stockholders’ Equity Current Liabilities Accounts payable $ 2,290,058 $ 2,070,658 Accrued expenses 2,436,887 2,901,672 Customer deposits 5,833,662 6,068,894 Short-term debt 773,969 773,969 Convertible notes payable, net of discount of $991,667 and $1,366,667, respectively, and net of deferred debt issuance costs of $95,864 and $123,563, respectively 412,469 9,770 Other current liabilities – contingent consideration 1,500,000 1,496,442 Total Current Liabilities 13,247,045 13,321,405 Other long-term liabilities – contingent consideration 4,870,791 4,832,028 Revolving loan facility, net of deferred debt issuance costs of $428,316 and $769,453, respectively 14,571,684 14,230,547 Deferred tax liability 283,473 190,286 Total Liabilities 32,972,993 32,574,266

Nxt-ID, Inc. and Subsidiaries CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) For the Three Months Ended March 31, 2017 2016 Revenues $ 6,681,297 $ 42,302 Cost of goods sold 3,171,007 75,155 Gross Profit (Loss) 3,509,290 (32,853) Operating Expenses General and administrative 1,360,686 1,126,588 Selling and marketing 996,758 806,518 Research and development 84,944 361,324 Total Operating Expenses 2,442,388 2,294,430 Operating Income (Loss) 1,066,902 (2,327,283) Other Income and (Expense) Interest income - 23 Interest expense (1,703,930) (512,667) Change in fair value of derivative liabilities - (2,299,020) Loss on extinguishment of debt

- (272,749) Total Other Expense, Net (1,703,930) (3,084,413) Loss before Income Taxes (637,028) (5,411,696) Provision for Income Taxes (93,187) - Net Loss (730,215) (5,411,696) Preferred stock dividend (312,645) - Net Loss applicable to Common Stockholders $ (1,042,860) $ (5,411,696) Net Loss Per Share – Basic and Diluted $ (0.13) $ (1.06) Weighted Average Number of Common Shares Outstanding – Basic and Diluted 7,838,072 5,083,617 35